SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of Securities Exchange Act


                                September 5, 2006

                                 Date of Report
                        (Date of Earliest Event Reported)

                        SKREEM ENTERTAINMENT CORPORATION
      ---------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                    00-24370                      33-0611748
    ------------               -----------                  --------------
    (State or other         (Commission File No.)       (IRS Employer I.D. No.)
     Jurisdiction)

                    11637 Orpington Street, Orlando, FL 32817
                    (Address of Principal Executive Offices)

                                 (407) 207-0400
                         (Registrant's Telephone Number)

                            -------------------------
          (Former Name or Former Address if changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

     (i) On September 1, 2006, Ham, Langston & Brezina, L.L.P. notified the Registrant that it would be resigning its position as the Company's independent accountants.

     (ii) The audit report of Ham, Langston & Brezina, L.L.P., on June 20, 2006, for the year ended March 31, 2006 contained no adverse opinion, disclaimer of opinion or modification of the opinion other than Ham, Langston & Brezina, L.L.P. did qualify its opinion and stated its substantial doubt about the Company's ability to continue as a going concern.

     (iii) The Registrant's Board of Directors has accepted and approved the decision to change independent accountants.

     (iv) In connection with its audit for the most recent fiscal year and the interim period until the date of dismissal , there have been no disagreements with Ham, Langston & Brezina, L.L.P. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Ham, Langston & Brezina, L.L.P. would have caused them to make reference thereto in their report on the financial statements.

     (v) During the most recent fiscal year and the interim period until the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

     (vi) The Registrant requested that Ham, Langston & Brezina, L.L.P. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

         (b) New independent accountants

     On September 5, 2006, the Registrant engaged Malone & Bailey, PC to audit its financial statements for the year ended March 31, 2007. During the two most recent fiscal years and through June 30, 2006, the Registrant has not consulted with Malone & Bailey, PC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit         Description of Exhibit
     Number

     16.1      Letter from Ham,  Langston  & Brezina,  L.L.P. dated September
               6, 2006



                                    SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: September 6, 2006                Skreem Entertainment Corporation

                                        By: /s/ Charles Camorata
                                           ------------------------------
                                            Charles Camorata
                                            Chief Executive Officer

Ham,  Langston  & Brezina,  L.L.P
11550 Fuqua, #475
Houston, TX 77034


September 6, 2006




United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


To Whom It May Concern:

We have read Item 4(a) of Form 8-K dated September 6, 2006, of Skreem Entertainment Corporation (formerly Stanford Capital Corporation), and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the Registrant contained in the Form 8-K.


Very truly yours,

/s/ Ham,  Langston  & Brezina,  L.L.P.
Ham,  Langston  & Brezina,  L.L.P.
Houston, Texas